UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 19, 2005

WHERIFY WIRELESS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24001 (Commission File Number)	76-0552098 (I.R.S. Employer Identification No.)

2000 Bridge Parkway, Suite 201, Redwood Shores, California (Address of Principal Executive Offices)	94065 (Zip Code)

(650) 551-5277
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On September 19, 2005, Wherify Wireless, Inc. (“Wherify”) entered into an International Supply and Distribution Agreement (the “Distribution Agreement”) with American Network Computadores, a Brazilian company. Pursuant to this agreement, American Network Computadores agreed to purchase of an aggregate 100,000 Wherifones during the fourth quarter of 2005 and 2006. Under the agreement, American Network Computadores will act as Wherify’s non-exclusive distributor for Wherifones in Brazil and is required to open an irrevocable and confirmed revolving letter of credit in favor of Wherify prior to shipment of any Wherifones.

Item 8.01. OTHER EVENTS.

          On September 20, 2005, Wherify issued a press release announcing that it has entered into an agreement with American Network Computadores for the sale of 100,000 Wherifones.

           A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (c)        Exhibits.

Exhibit No. 99.1	Description Press Release dated September 20, 2005

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

WHERIFY WIRELESS, INC. By: /s/ John Davis —————————————— John Davis Chief Financial Officer

Date: September 23, 2005

EXHIBIT INDEX

Exhibit No. 99.1	Description Press Release dated September 20, 2005